UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025

PERFECT MOMENT LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-41930	86-1437114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 5th Ave Ste 1219

New York, NY 10001

(Address of principal executive offices, with zip code)

315-615-6156

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Consulting Agreement

On February 3, 2025, Perfect Moment, Ltd. (the “Company”) and Vittorio Giacomelli entered into a consulting agreement (the “Consulting Agreement”), effective February 3, 2025.

Mr. Giacomelli will advise and consult the Company with respect to product strategy, product development, and innovation. The engagement of Mr. Giacomelli’s services will be on a rolling basis, with a one-month notice period regarding termination during the first year by either the Company or Mr. Giacomeli. For each additional year of service, the termination notice period will increase by one month, with a cap of a three month notice period.

As compensation for the services provided, Mr. Giacomeli will receive a fee of CHF 20,000 per month. The description of the Consulting Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Contract of Employment

On February 3, 2025, the Company entered into an employment agreement (the “Employment Agreement”)with Chath Weerasinghe for his service as Chief Financial Officer and Chief Operating Officer of the Company.

The terms of Mr. Weerasinghe’s Employment Agreement provide for a base salary of £300,000 per year and allow for a performance bonus of up to 50% of Mr. Weerasinghe’s annual salary subject to achieving certain performance targets. Additionally, per the terms of the Employment Agreement, Mr. Weerasinghe will receive a sign-on bonus of £20,000, to be paid on Mr. Weerasinghe’s start date, February 3, 2025. In addition, Mr. Weerasinghe will be entitled to participate in the Company’s 2021 Equity Incentive Plan, with 300,000 restricted stock units (the “RSUs”) to be granted as of Mr. Weerasinghe’s start date. The RSUs will vest over a period of four years pursuant to a Restricted Stock Unit Agreement, with 75,000 RSUs vesting on the twelve (12) month anniversary of the start date and the remaining RSUs will vest quarterly over three years, with 18,750 RSUs vesting per quarter.

The descriptions of the Employment Agreement and the Restricted Stock Unit Agreement set forth under this Item 1.01 are qualified in their entirety by reference to the complete terms and conditions of the Employment Agreement and the Restricted Stock Unit Agreement which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chath Weerasinghe

On February 3, 2025, the Board of Directors (the “Board”) of the Company appointed Chath Weerasinghe as the Company’s Chief Financial Officer and Chief Operating Officer, effective February 3, 2025.

Mr. Weerasinghe, age 44, joins the Company from Canada Goose where he worked for about four years. Initially, Mr. Weerasinghe served as the Senior Director of Finance & Services from 2021 to 2022, before being promoted to Vice President of Finance & Operations in 2022. Prior to working at Canada Goose, he served as the Group Head of Finance and IT at MUJI Europe Holdings Limited from 2017 to 2021. Additionally, Mr. Weerasinghe was the European Finance and Accounting Manager at American Apparel from 2011 to 2016. Mr. Weerasinghe holds a bachelor’s degree of applied accounting from Oxford Brooks University, a masters in business administration from the University of East London, and he completed the INSEAD Chief Operating Officer Executive Education Program in 2024. He is also a Fellow Chartered and Certified Accountant.

There is no arrangement or understanding between Mr. Weerasinghe and any other person pursuant to which he was selected as Chief Financial Officer and Chief Operating Officer, and there are no family relationships between his and any director, executive officer or person nominated or chosen by the Company to become an executive officer. There are no transactions involving Mr. Weerasinghe to be reported pursuant to Item 404(a) of Regulation S-K.

The disclosures regarding Mr. Weerasinghe’s Employment Agreement and Restricted Stock Unit Agreement set forth in Item 1.01 of this Current Report on Form 8-K with respect to Mr. Weerasinghe are incorporated herein by reference. The descriptions of the Employment Agreement and the Restricted Stock Unit Agreement incorporated by reference in this Item 5.02 are qualified in their entirety by reference to the complete terms and conditions of the Employment Agreement and the Restricted Stock Unit Agreement which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of Jane Gottschalk

On February 3, 2025, the Board of the Company appointed Jane Gottschalk to the role of President of the Company, effective immediately.

Ms. Gottschalk, age 51, has served, and is serving, as the Company’s Chief Creative Officer since September 2020, as a member of the Company’s board of directors since March 2021 and as a member of Perfect Moment Asia Limited’s board of directors since May 2012. From July 2017 to September 2022, Ms. Gottschalk served as the Creative Director of Perfect Moment (UK) Limited (“PMUK”), and since September 2022, Ms. Gottschalk has served, and is serving, as the Chief Creative Officer of PMUK. From May 2012 to September 2022, she served as Creative Director of PMA, and since September 2022, she has served, and is serving, as Chief Creative Officer of PMA. Since August 2011, Ms. Gottschalk is also serving as Director of Jing Holdings Limited, a holding company that operates Jax Coco, a leading coconut water brand, and from September 2012 to May 2023 served as Director of Jax Coco UK Limited. Ms. Gottschalk holds a B.A. from University of Kent.

Other than the job title change adding the position of President, terms of Ms. Gottschalk’s current contract of employment will not change. There are no arrangements or understandings between Ms. Gottschalk and any other persons pursuant to which she was appointed President. Ms. Gottschalk is married to the Chairman of the Company’s Board, Max Gottschalk.

The Amendment to Ms. Gottschalk’s Contract of Employment is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Termination of Mark Buckley

On January 31, 2025, the Company terminated Mark Buckley as Chief Executive Officer of the Company. As of the date of this filing, the Company has not entered into a separation agreement with Mr. Buckley with respect to his termination. Mr. Buckley shall continue to serve as a director of the Company.

Termination of Jeff Clayborne

On January 31, 2025, the Company terminated Jeff Clayborne, the prior Chief Financial Officer of the Company. As of the date of this filing, the Company has not entered into a separation agreement with Mr. Clayborne with respect to his termination.

Item 7.01. Regulation FD Disclosure.

On February 3, 2025, the Company issued a press release announcing (i) the appointment of Chath Weerasinghe as the Company’s Chief Financial Officer and Chief Operating Officer, (ii) the appointment of Jane Gottschalk as President of the Company, and (iii) the engagement of Vittorio Giacomelli as a consultant to the Company. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall this item and Exhibit 99.1 be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Consulting Agreement between Perfect Moment (UK) Limited and Vittorio Giacomelli
10.2	Employment Agreement between Perfect Moment (UK) Limited and Chath Weerasinghe
10.3	Restricted Stock Unit Agreement dated February 3, 2025, between the Company and Chath Weerasinghe
10.4	Amendment to Contract of Employment between Perfect Moment (UK) Limited and Jane Gottschalk
99.1	Press Release, dated February 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFECT MOMENT LTD.

Date: February 6, 2025	By:	/s/ Jane Gottschalk
Jane Gottschalk
President